UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2019

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 210
Boca Raton, FL 33433
(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01. Regulation FD Disclosure.

On July 29, 2019, Simplicity Esports and Gaming Company (the “Company”) issued a press release announcing that it has entered into a definitive agreement to acquire PLAYlive Nation, Inc. (“PLAYlive”) in an all stock transaction. Founded in 2009 PLAYlive has a network of 44 franchised Gaming Centers across 11 states, serving over 150,000 unique gamers annually. The PLAYlive Centers offer customers a specialized entertainment gaming experience within a social setting. Customers are provided the opportunity to play and compete across an array of gaming titles on both consoles and high performance gaming PCs. Additionally, PLAYlive Gaming Centers serve as community gathering spaces for enthusiasts to play both board and card games such as Magic: The Gathering, Yu-Gi-Oh, and Pokémon.

A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the websites is not a part of this current report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.
99.1	Press release issued by the registrant on July 29, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simplicity Esports and Gaming Company

Date: July 29, 2019	By:	/s/ Jed Kaplan
Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer